SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2483 East Bayshore Road, Suite 100
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 526-6800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.

     On November 10, 2004, IntraBiotics Pharmaceuticals, Inc. reported its results of operations for its fiscal third quarter ended September 30, 2004. A copy of the press release issued by the Registrant, entitled “IntraBiotics Reports Third Quarter 2004 Financial and Operating Results,” concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2004	INTRABIOTICS PHARMACEUTICALS, INC.
/s/ David Tucker
David Tucker
Principal Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated November 10, 2004, entitled “IntraBiotics Reports Third Quarter 2004 Financial and Operating Results.”